MFS(R) Variable Insurance Trust

                           MFS(R) Global Equity Series

                      Supplement to the Current Prospectus

Effective October 1, 2009, the sub-section entitled "Portfolio Manager(s)" under the main heading "Management of the Fund" is hereby restated as follows, with respect to the Global Equity Series only:

Portfolio Manager(s)

Information regarding the portfolio manager of the fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. Each portfolio manager is primarily responsible for the day-to-day management of the fund.

Portfolio Manager   Primary Role        Since    Title and Five Year History
David R. Mannheim   Portfolio Manager   1999     Investment Officer of MFS;
                                                 employed in the investment area
                                                 of MFS since 1988.
Roger Morley        Portfolio Manager   October  Investment Officer of MFS;
                                        2009     employed in the investment area
                                                 of MFS since 2002.

                The date of this Supplement is September 8, 2009.